UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 25, 2006

DIVERSIFAX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20936	13-3637458
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Shennan Zhong Road

PO Box 031-114

Shenzhen, China 518000

Address of principal executive offices

Registrant’s telephone number:  (212) 561-3604

4274 independence Court, Sarasota, Florida 34234

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant

Item 5.02	Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

On August 25, 2006, Ms. Juxiang Yu (“Yu”) and Irwin Horowitz (the “Seller”) consummated Yu’s purchase of shares of capital stock of Diversifax, Inc. (the “Company”) in accordance with the terms and conditions of that certain Stock Purchase Agreement, dated as of August 25, 2006, by and between Yu and the Seller (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Yu acquired 36,208,340 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), for an aggregate purchase price of $425,000 (the “Stock Transaction”). After giving effect to the Stock Transaction, Yu holds an aggregate of 36,208,340 shares of the 51,726,200 shares of the Company’s Common Stock issued and outstanding, constituting, in the aggregate, 70% of the issued and outstanding shares of Common Stock of the Company, effecting a change in the controlling interest of the Company.

The source of funds with which Yu purchased the 36,208,340 shares was her personal funds.

The Stock Transaction effected a change in control of the Company. Prior to the closing of the Stock Transaction, Irwin Horowitz had been Chairman, Chief Executive Officer, President and a director of the Company, and Lonnie L. Sciambi had been a director of the Company. The biographies of Messrs. Horowitz and Sciambi are hereby incorporated by reference to the Company’s most recent 10-KSB. Effective upon the closing of the Stock Transaction, Yu was appointed as a director of the Company and, Messrs. Horowitz and Sciambi resigned from the Board, subject to the expiration of the statutory ten (10) day waiting period following the filing by the Company with the SEC of an Information Statement pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, relating to the change in control of the Board. Yu was elected to serve as President and Secretary of the Company.

Juxiang Yu , the newly appointed officer and director of the Company, has the following business experience: From July 1996 to June 2004, Juxiang Yu was the Branch Manager for Ping An Insurance Co at its Guangzhou branch, and from July 2004 Ms. Yu served has General Manager of Guangzhou Xufei Advertising Co.

Any description of the provisions of the Purchase Agreement and the other documents or instruments described herein are qualified in their entirety by references to such agreements, documents and instruments, which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The Company hereby agrees to provide to the Commission upon request any omitted schedules or exhibits to the documents listed in this Item 9.01.

Exhibit Nos.

10.1	Stock Purchase Agreement, dated as of August 25, 2006, by and between Juxiang Yu and Irwin Horowitz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2006

DIVERSIFAX, INC.

By:	/s/ Juxiang Yu
Name: Juxiang Yu
Title: President

Exhibit Index

Exhibit Nos.

10.1	Stock Purchase Agreement, dated as of August 25, 2006, by and between Juxiang Yu and Irwin Horowitz